UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

Grayscale Litecoin Trust (LTC)

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56310	82-6868171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Litecoin Trust (LTC) Shares	LTCN	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Use of Cashtags and Third-Party Content on X

Grayscale Investments Sponsors, LLC, the sponsor of Grayscale Litecoin Trust (LTC), as well as the sponsor’s affiliates and their respective directors and officers (collectively, “Grayscale”) maintain a presence on X (formerly Twitter). Grayscale is not affiliated with X or any other social media site, and Grayscale has no control over how these sites or other third parties will use any information shared on any social media site.

Grayscale’s communications on X may include a ticker symbol preceded by a “$” (a “cashtag”). X automatically converts cashtags into hyperlinks that direct users to pages containing market data, news, commentary, and other content created or supplied by third parties. Grayscale does not control, endorse, or assume any responsibility for the information displayed on those X-generated pages or for any third-party websites, data sources, or services that may be accessible through them. Such information is not authorized, prepared, verified, or updated by Grayscale and may be inaccurate, incomplete, untimely, or inconsistent with Grayscale’s public disclosures. Investors in Grayscale products should not rely on any such information as having been authorized by Grayscale. For authoritative and up-to-date information about Grayscale and its investment products, please refer to Grayscale’s filings for its products with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Sponsor of Grayscale Litecoin Trust (LTC)

Date:	December 3, 2025	By:	/s/ Edward McGee
Name: Edward McGee Title: Chief Financial Officer (Principal Financial and Accounting Officer)*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.